UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 29, 2004

ALPHA TECHNOLOGIES GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	01-14365	76-0079338

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11990 San Vicente Boulevard, Suite 350, Los Angeles, CA 90049 (Address of principal executive offices)

Registrant’s telephone number, including area code 310-566-4005

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	On October 29, 2004, Richard E. Gormley resigned as a director of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Alpha Technologies Group, Inc.

Date: November 3, 2004	By:	/s/ James J. Polakiewicz

James J. Polakiewicz Chief Financial Officer (Principal Financial and Accounting Officer)